EXHIBIT 99.2
EIGHTH AMENDMENT TO
FOURTH AMENDED AND RESTATED LOAN AGREEMENT
THIS EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is executed and entered into as of July 10, 2009, by and among ASTA FUNDING ACQUISITION I, LLC, a Delaware limited liability company, ASTA FUNDING ACQUISITION II, LLC, a Delaware limited liability company, PALISADES COLLECTION, L.L.C., a Delaware limited liability company, PALISADES ACQUISITION I, LLC, a Delaware limited liability company, PALISADES ACQUISITION II, LLC, a Delaware limited liability company, PALISADES ACQUISITION IV, LLC, a Delaware limited liability company, PALISADES ACQUISITION V, LLC, a Delaware limited liability company, PALISADES ACQUISITION VI, LLC, a Delaware limited liability company, PALISADES ACQUISITION VII, LLC, a Delaware limited liability company, PALISADES ACQUISITION VIII, LLC, a Delaware limited liability company, PALISADES ACQUISITION IX, LLC, a Delaware limited liability company, PALISADES ACQUISITION X, LLC, a Delaware limited liability company, CLIFFS PORTFOLIO ACQUISITION I, LLC, a Delaware limited liability company, SYLVAN ACQUISITION I, LLC, a Delaware limited liability company, and OPTION CARD, LLC, a Colorado limited liability company (sometimes collectively referred to herein as “Borrowers” and individually as a “Borrower”); ASTA FUNDING, INC., a Delaware corporation, COMPUTER FINANCE, LLC, a Delaware limited liability company, ASTAFUNDING.COM, LLC, a Delaware limited liability company, ASTA COMMERCIAL, LLC, a Delaware limited liability company, and VATIV RECOVERY SOLUTIONS, LLC, a Texas limited liability company, ASTA FUNDING ACQUISITION IV, LLC, a Delaware limited liability company, PALISADES ACQUISITION XI, LLC, a Delaware limited liability company, PALISADES ACQUISITION XII, LLC, a Delaware limited liability company, PALISADES ACQUISITION XIII, LLC, a Delaware limited liability company, PALISADES ACQUISITION XIV, LLC, a Delaware limited liability company, PALISADES ACQUISITION XV, LLC, a Delaware limited liability company, PALISADES ACQUISITION XVII, LLC, a Delaware limited liability company, PALISADES ACQUISITION XVIII, LLC, a Delaware limited liability company, CITIZENS LENDING GROUP LLC, a Delaware limited liability company and VENTURA SERVICES, LLC, a Delaware limited liability company (collectively, “Guarantors”); ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking corporation (“IDB”), as collateral agent for itself and the lenders signatory hereto from time to time (together with any successor collateral agent appointed pursuant to Section 9.7, the “Collateral Agent”), as administrative agent (together with any successor administrative agent appointed pursuant to Section 9.7, the “Administrative Agent”, and together with the Collateral Agent, the “Agents”), and as co-lead arranger; MERRILL LYNCH COMMERCIAL FINANCE CORP. (“Merrill Lynch”), as co-lead arranger and as co-administrative agent; and the Lenders (as defined below).

RECITALS:
A. Borrowers and Guarantors (collectively, the “Credit Parties”), along with Administrative Agent and Lenders are parties to a certain Fourth Amended and Restated Loan and Security Agreement dated as of July 11, 2006 (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”). All capitalized terms used in this Amendment, unless specifically defined herein, shall have the meanings attributed to them in the Credit Agreement.
B. The Credit Parties have requested that the Lenders amend certain terms of the Credit Agreement to, among other things, extend the Commitment Termination Date.
AGREEMENT:
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, Administrative Agent and Lenders agree as follows:
SECTION 1. ACCURACY OF RECITALS.
The Credit Parties acknowledge, represent, warrant and agree that the Recitals stated above are true and complete in all respects.
SECTION 2. MODIFICATION.
2.1 The following definitions as contained in Annex A attached to the Credit Agreement are amended and restated in their entirety to read as follows:
“Commitment Termination Date” means the earliest of (a) December 31, 2009, (b) the date of termination of Lenders’ obligations to make Advances or permit the existing Revolving Loan to remain outstanding pursuant to Section 8.2(b), and (c) the date of indefeasible prepayment in full by Borrowers of the Revolving Loan, and the permanent reduction of all Commitments to zero dollars ($0).
“Revolving Loan Commitment” means (a) as to any Lender, the aggregate commitment of such Lender to make Advances as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Advances which aggregate commitment shall not exceed the following amounts: (1) Forty Million Dollars ($40,000,000) from the date hereof through July 30, 2009; (2) Thirty Four Million Dollars ($34,000,000) from July 31, 2009 through August 30, 2009; (3) Thirty Million Eight-Hundred Thousand Dollars ($30,800,000) from August 31, 2009 through September 29, 2009; (4) Twenty Two Million Nine-Hundred Thousand Dollars ($22,900,000) from September 30, 2009 through October 30, 2009; (5) Fifteen Million Dollars ($15,000,000) from October 31, 2009 through November 29, 2009; (6) Seven Million Four-Hundred Thousand Dollars ($7,400,000) from November 30, 2009 through December 30, 2009; and (6) Zero Dollars ($0) on December 31, 2009.

2.2 Annex J attached to the Credit Agreement is hereby deleted in its entirety and replaced with the Replacement Annex J attached to this Amendment as Exhibit A.
2.3 Section 1.1(a)(ii) of the Credit Agreement is amended and restated in its entirety as follows:
(i) Use of Advances to finance Portfolio purchases in excess of $7,500,000 shall require the consent of the Administrative Agent and use of Advances to finance Portfolio purchases in excess of (a) $15,000,000 in the aggregate as of July 31, 2009 and August 31, 2009; (b) $8,000,000 in the aggregate as of September 30, 2009; (c) $6,000,000 in the aggregate as of October 31, 2009 and November 30, 2009; and (d) $2,000,000 in the aggregate as of December 31, 2009, during any 120 day period shall require the consent of the Requisite Lenders. In connection with such purchases, Borrowers shall deliver to Administrative Agent and Requisite Lenders, if applicable, the Portfolio Proposal relating to such purchases. For purposes of this Section 1.1(a)(ii) only, any Requisite Lenders that have not responded within 4 Business Days of receipt of a request for their consent for the purchase of Portfolios in excess of such amounts set forth above shall be deemed to have consented to such purchase. Borrowers agree not to intentionally propose, modify or structure (or permit to be structured) any Portfolio purchases from any one or more sellers or its affiliates, whether as a single transaction or a series of transactions, for the purpose of evading the requirements of this Section 1.1(a)(ii) to obtain the consent of Administrative Agent or Requisite Lenders, as the case may be. Without limiting the foregoing, any Portfolio purchase occurring within 120 days of any other Portfolio purchase or purchases shall be included for purposes of determining whether the consent of the Administrative Agent or Requisite Lenders is required under this Section 1.1(a)(ii). Notwithstanding anything in this Section to the contrary, a Borrower may acquire a Rejected Portfolio having a purchase price in excess of the amount set forth in this Section without the consent of the Administrative Agent or the Requisite Lenders if the purchase is made with Borrowers’ own cash or borrowings that are made without including the Rejected Portfolio as an Eligible New Portfolio in the Borrowing Base, and if the Rejected Portfolio is subject to a security interest or Lien in favor of Collateral Agent, for the benefit of itself, the Agents and Lenders, to secure the Obligations. Without conferring approval rights upon Administrative Agent (except as otherwise provided in this Section 1.1(a)(ii)), the applicable Borrower shall deliver to Administrative Agent, upon Administrative Agent’s request, such information (as is reasonably available to the applicable Borrower) relating to the purchase of a Portfolio as Administrative Agent may reasonably request (including any available Portfolio Acquisition Documents) within a reasonable period of time following the applicable Borrower’s purchase of such Portfolio.
2.4 Section 1.4(a) of the Credit Agreement is amended and restated in its entirety as follows:
(a) Borrowers shall pay interest to Administrative Agent, for the ratable benefit of Lenders in accordance with the Revolving Loan being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: the Base Rate plus the Applicable Base Rate Margin per annum or, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable LIBOR Margin per annum, based on the aggregate Advances outstanding from time to time; provided, however, at no time shall the interest rate under this Section 1.4(a) be less than five hundred fifty (550) basis points per annum.

Effective as of the date hereof, the Applicable Margin for (i) Base Rate Loans shall be two hundred basis points (200) and (ii) LIBOR Loans shall be four hundred basis points (400).
2.5 Annex G., Subsections (a) Minimum Tangible Net Worth and (d) No Net Loss of the Credit Agreement are hereby amended and restated in their entirety as follows:
(a) Minimum Tangible Net Worth. Asta Funding and its Subsidiaries on a consolidated basis shall maintain at all times during each Fiscal Quarter a minimum Tangible Net Worth of not less than $175,000,000 plus fifty percent (50%) of cumulative net income reported after June 30, 2009.
(d) No Net Loss. Asta Funding and its Subsidiaries shall have no net loss on a consolidated basis during any Fiscal Year, provided however, for Fiscal Year ending September 30, 2009 only, a net loss not to exceed $10,000,000 will be permitted under this Subsection (d). For purposes of computing net loss of Asta Funding and its Subsidiaries, the net income of any Non-Credit Party Affiliate (to the extent such net income is greater than zero) shall be excluded from such computation.
2.6 Field Examination. Notwithstanding anything to the contrary herein, the required field examination pursuant to the Credit Agreement scheduled for October, 2009 is hereby waived.
2.7 Rejected Portfolio Purchase/Non-Recourse Investments. Notwithstanding anything in the Credit Agreement to the contrary, any Non-Recourse Non-Credit Party Loan and/or Non-Recourse Investment shall require the approval of all Lenders.
2.8 No Other Modifications. Except as otherwise specifically modified by this Amendment, all terms, conditions, covenants, rights, duties, obligations and liabilities of the Credit Parties under the Credit Agreement remain in full force and effect and unmodified.
SECTION 3. REAFFIRMATION OF SECURITY INTEREST AND GUARANTIES.
The Credit Parties acknowledge and agree that the Lien and security interest in the Collateral granted by the Credit Parties to the Collateral Agent, for the benefit of the Agents and the Lenders, pursuant to the Collateral Documents is and continues to be first in priority. The provisions of this Section 3 are intended to acknowledge the Liens and security interests granted pursuant to the Collateral Documents. The provisions of this Section 3 shall be deemed to ratify the existing Liens and security interests of the Collateral Agent, for the benefit of the Agents and the Lenders, in the Collateral to the extent such Liens and security interests existed prior to the date hereof. The Guarantors also hereby reaffirm all of the terms and conditions in and to the Guaranties.
SECTION 4. REPRESENTATIONS AND WARRANTIES.
The execution and delivery of this Amendment and the documents and instruments contemplated by this Amendment have been duly authorized by all requisite action by or on behalf of the members of the Credit Parties.

SECTION 5. FEES.
The Borrowers shall pay to Administrative Agent, for the account of the Lenders, the fees described in the fee letter of even date herewith. In addition, the Borrowers shall reimburse Agents for all reasonable out-of-pocket fees, costs and expenses, including reasonable attorneys’ fees, costs and expenses of counsel in connection with the preparation and negotiation of this Amendment and related documents.
SECTION 6. COVENANTS.
6.1 This Amendment shall be governed by the terms and provisions of the Credit Agreement.
6.2 In the event of a conflict between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall govern and control.
6.3 Credit Parties hereby confirm and agree that the terms, conditions, covenants, guaranties, assurances, promises and provisions contained in the Loan Documents to which each is a party remain in full force and effect without amendment or modification as a result of this Amendment and that the obligations, liabilities and duties of the Credit Parties remain unimpaired as a result of this Amendment and are in full force and effect.
6.4 In order for this Amendment to become effective, the following conditions must be satisfied and the following items must be received by Administrative Agent in form and substance satisfactory to Administrative Agent on or prior to the date that the Credit Parties shall execute and deliver this Amendment to Lenders:
A. Amended and Restated Revolving Notes. Duly executed originals of amended and restated Revolving Notes payable to the order of each Revolving Lender dated the date of the Amendment.
B. Other Documents. Such other information, confirmations, certificates, documents and agreements respecting any Credit Party as Administrative Agent may, in its reasonable discretion, request.
C. Amendment Fee. Administrative Agent, shall have received, on behalf of Lenders, an executed copy of the fee letter and payment of the amendment fee described therein.

SECTION 7. BINDING EFFECT.
The Credit Agreement as modified herein shall be binding upon and shall inure to the benefit of the members of the Credit Parties and their successors and assigns.
SECTION 8. COUNTERPART EXECUTION; FACSIMILES.
This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document. Signatures may be exchanged by facsimile, with the original signature to follow. Each party to this Amendment agrees to be bound by its own faxed signature and to accept the faxed signature of the other parties to this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:	ASTA FUNDING ACQUISITION I, LLC
ASTA FUNDING ACQUISITION II, LLC
PALISADES COLLECTION, L.L.C.
CLIFFS PORTFOLIO ACQUISITION I, LLC
PALISADES ACQUISITION I, LLC
PALISADES ACQUISITION II, LLC
PALISADES ACQUISITION IV, LLC
PALISADES ACQUISITION V, LLC
PALISADES ACQUISITION VI, LLC
PALISADES ACQUISITION VII, LLC
PALISADES ACQUISITION VIII, LLC
PALISADES ACQUISITION IX, LLC
PALISADES ACQUISITION X, LLC
SYLVAN ACQUISITION I, LLC
OPTION CARD, LLC

By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Manager

GUARANTORS:	ASTA FUNDING, INC.
	By:	/s/ Gary Stern
		Name:	Gary Stern
		Title:	President and Chief Executive Officer

COMPUTER FINANCE, LLC
ASTAFUNDING.COM, LLC
ASTA COMMERCIAL, LLC
VATIV RECOVERY SOLUTIONS, LLC
ASTA FUNDING ACQUISITION IV, LLC
PALISADES ACQUISITION XI, LLC
PALISADES ACQUISITION XII, LLC
PALISADES ACQUISITION XIII, LLC
PALISADES ACQUISITION XIV, LLC
PALISADES ACQUISITION XV, LLC
PALISADES ACQUISITION XVII, LLC
PALISADES ACQUISITION XVIII, LLC
CITIZENS LENDING GROUP, LLC
VENTURA SERVICES, LLC

By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Manager
Eighth Amendment to Fourth Amended and Restated Loan Agreement

AGENT:	ISRAEL DISCOUNT BANK OF NEW YORK, as Administrative Agent, Collateral Agent and Co-Lead Arranger
	By:	/s/ Kenneth Lipke
		Name:	Kenneth Lipke
		Title:	FVP

By:	/s/ Jeffrey S. Ackerman
	Name:	Jeffrey S. Ackerman
	Title:	Senior Vice President
Eighth Amendment to Fourth Amended and Restated Loan Agreement

MERRILL LYNCH COMMERCIAL FINANCE CORP., as Co-Administrative Agent and Co-Lead Arranger
By:	/s/ Philip J. Salter
	Name:	Philip J. Salter
	Title:	Vice President
Eighth Amendment to Fourth Amended and Restated Loan Agreement

LENDERS:	ISRAEL DISCOUNT BANK OF NEW YORK, as Lender
	By:	/s/ Kenneth Lipke
		Name:	Kenneth Lipke
		Title:	FVP

	By:	/s/ Jeffrey S. Ackerman
		Name:	Jeffrey S. Ackerman
		Title:	Senior Vice President
Eighth Amendment to Fourth Amended and Restated Loan Agreement

MERRILL LYNCH COMMERCIAL FINANCE CORP., as Lender

By:	/s/ Philip J. Salter
	Print Name:	Philip J. Salter
	Print Title:	Vice President
Eighth Amendment to Fourth Amended and Restated Loan Agreement

BMO CAPITAL MARKETS FINANCING, INC., as Lender
By:	/s/ Gary Herron
	Print Name:	Gary Herron
	Print Title:	Vice President
Eighth Amendment to Fourth Amended and Restated Loan Agreement

BANK LEUMI USA, as Lender
By:	/s/ John LeClair
	Print Name:	John LeClair
	Print Title:	Vice President
Eighth Amendment to Fourth Amended and Restated Loan Agreement

THE BERKSHIRE BANK, as Lender
By:	/s/ Moshe Zucker
	Print Name:	Moshe Zucker
	Print Title:	VP
Eighth Amendment to Fourth Amended and Restated Loan Agreement

SIGNATURE BANK, as Lender
By:	/s/ Thomas J. D’Antona
	Print Name:	Thomas J. D'Antona
	Print Title:	Senior Vice President & Senior Lender
Eighth Amendment to Fourth Amended and Restated Loan Agreement

PROVIDENT BANK, as Lender
By:	/s/ Ronald Romeo
	Print Name:	Ronald Romeo
	Print Title:	Vice President
Eighth Amendment to Fourth Amended and Restated Loan Agreement

EXHIBIT A
TO EIGHTH AMENDMENT TO
FOURTH AMENDED AND RESTATED LOAN AGREEMENT
REPLACEMENT ANNEX J
(from Annex A – Commitments definition)
to
FOURTH AMENDED AND RESTATED LOAN AGREEMENT

	Revolving Loan	Revolving Loan	Revolving Loan	Revolving Loan	Revolving Loan	Revolving Loan
	Commitment	Commitment as	Commitment as of	Commitment as of	Commitment as of	Commitment as of
	from the date	of July 31, 2009,	August 31, 2009,	September 30, 2009,	October 31, 2009,	November 30, 2009,
	hereof through	through	through	through	through	through
Lender	July 30, 2009	August 30, 2009	September 29, 2009	October 30, 2009	November 29, 2009	December 30, 2009
Israel Discount Bank of New York	$10,285,714.28	$8,742,857.14	$7,920,000.00	$5,888,571.42	$3,857,142.86	$1,902,857.14

Merrill Lynch Commercial Finance Corp.	$6,857,142.86	$5,828,571.43	$5,280,000.00	$3,925,714.29	$2,571,428.57	$1,268,571.43

Bank Leumi USA	$4,571,428.57	$3,885,714.29	$3,520,000.00	$2,617,142.86	$1,714,285.71	$845,714.29

BMO Capital Markets Financing, Inc.	$8,000,000.00	$6,800,000.00	$6,160,000.00	$4,580,000.00	$3,000,000.00	$1,480,000.00

The Berkshire Bank	$2,285,714.29	$1,942,857.14	$1,760,000.00	$1,308,571.43	$857,142.86	$422,857,14

Signature Bank	$4,571,428.57	$3,885,714.29	$3,520,000.00	$2,617,142.86	$1,714,285.71	$845,714.29

Provident Bank	$3,428,571.43	$2,914,285.71	$2,640,000.00	$1,962,857.14	$1,285,714.29	$634,285.71

Total	$40,000,000.00	$34,000,000.00	$30,800,000.00	$22,900,000.00	$15,000,000.00	$7,400,000.00

On December 31, 2009, all Commitments will be Zero ($0) Dollars.